Exhibit 32.01



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


         In connection with the Quarterly Report of American Public Education, Inc. (the "registrant") on Form 10-Q for the fiscal quarter ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "report"), we, Wallace E. Boston, Jr. and Harry T. Wilkins, President and Chief Executive Officer and Executive Vice President and Chief Financial Officer, respectively, of the registrant, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge, on the date hereof:

         (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


November 12, 2008



/s/ Wallace E. Boston, Jr.
-----------------------------------------
Wallace E. Boston, Jr.
President and Chief Executive Officer



/s/ Harry T. Wilkins
-----------------------------------------
Harry T. Wilkins
Executive Vice President and Chief Financial Officer




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